-----------------------------
                          Annual Report August 31, 1997
                          -----------------------------

                                   OPPENHEIMER

                                     Equity
                                   Income Fund

                               [GRAPHIC OMITTED]

                                     [LOGO]
                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Manager

10 Statement of Investments

18 Statement of Assets & Liabilities

20 Statement of Operations

21 Statements of Changes in Net Assets

22 Financial Highlights

24 Notes to Financial Statements

31 Independent Auditors' Report

32 Federal Income Tax Information

33 Shareholder Meeting

34 Officers & Trustees

36 Information & Services

Report highlights
--------------------------------------------------------------------------------

o Top Quartile Lipper: The Fund's Class A shares ranked in the top quartile of income funds for the 1-year (1 out of 53), 5-year (2 out of 14), and 10-year (2 out of 9) periods ended August 31, 1997, respectively, according to Lipper Analytical Services.(1)

o Banking and insurance holdings were the main drivers to the Fund's performance.

o Our equity investments emphasize companies with reliable earnings and lower-than-average valuations.

-------------------------------
Total Returns
-------------------------------
For the Period Ended 8/31/97(2)

Class A
  1 year
-------------------------------
  33.39%
-------------------------------

Class B
  1 year
-------------------------------
  32.17%
-------------------------------

Class C
  1 year
-------------------------------
  32.31%
-------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Lipper Analytical Services, Inc., 8/31/97. Based on the comparisons between changes in net asset value without considering sales charges, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 1 of 53 (one-year), 2 of 14 (five-year) and 2 of 9 (10-year) among income funds for the periods ended 8/31/97. Past performance does not guarantee future results.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                        2 Oppenheimer Equity Income Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer Equity Income Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer Equity Income Fund

We would like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed. On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, we'd like to share a few global observations.

      As we consider the world's financial markets over the past six months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long- term approach in mind.

      To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ James C. Swain      /s/ Bridget A. Macaskill

James C. Swain          Bridget A. Macaskill
September 22, 1997


                        3 Oppenheimer Equity Income Fund

Performance update
--------------------------------------------------------------------------------

Oppenheimer Equity Income Fund has performed very well during the past year, following a successful track record for several years now. In fact, according to Lipper Analytical Services, the Fund's Class A shares ranked in the top quartile of income funds for the 1-year (1 out of 53), 5-year (2 out of 14), and 10-year (2 out of 9) periods, respectively.(2)

---------------------------------
Avg Annual Total Returns
---------------------------------
For the Period Ended 9/30/97(1)

Class A
 1 year      5 year      10 year
---------------------------------
 27.61%      15.65%      11.31%
---------------------------------

Class B
                           Since
 1 year      5 year      Inception
---------------------------------
 29.39%      N/A   15.34%
---------------------------------

Class C
                           Since
 1 year      5 year      Inception
---------------------------------
 33.34%      N/A   24.66%
---------------------------------


                                [GRAPHIC OMITTED]


[The following table was represented as a mountain chart in the printed materials]

Growth of $10,000
Over ten years (without sales charge)(3)

   Oppenheimer Equity Income Fund Class A Shares                       S&P 500 Index

            Q1          Q2           Q3         Q4           Q1         Q2           Q3         Q4
     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
87          --          --   $10,000.00  $ 8,741.06          --         --   $10,000.00  $ 7,747.48
88   $ 9,264.42  $ 9,750.37  $ 9,704.88  $ 9,966.76  $ 8,188.61  $ 8,734.01  $ 8,763.63  $ 9,034.21
89   $10,476.06  $11,047.59  $11,824.22  $11,816.48  $ 9,674.71  $10,528.73  $11,656.30  $11,896.78
90   $11,803.70  $12,049.09  $11,314.79  $11,655.06  $11,538.90  $12,264.75  $10,579.18  $11,527.46
91   $12,631.39  $12,492.46  $13,169.42  $13,667.75  $13,201.92  $13,171.63  $13,875.99  $15,039.38
92   $13,461.45  $13,774.67  $14,106.39  $14,632.98  $14,659.55  $14,938.25  $15,409.16  $16,184.99
93   $15,636.97  $16,083.96  $16,663.37  $16,764.77  $16,891.80  $16,974.05  $17,412.63  $17,816.35
94   $16,139.00  $16,188.72  $16,875.12  $16,297.33  $17,140.73  $17,212.87  $18,054.55  $18,051.71
95   $17,459.91  $18,724.24  $20,150.72  $20,847.21  $19,809.32  $21,700.46  $23,424.82  $24,835.16
96   $21,801.95  $22,209.44  $22,874.44  $25,029.65  $26,168.20  $27,342.53  $28,187.59  $30,537.29
97   $26,474.48  $28,354.04  $30,992.03         --   $31,356.01  $36,830.12  $39,589.84         --

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/1/70. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 8/17/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year return and have been available since 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Source: Lipper Analytical Services, Inc., 8/31/97. Based on the comparisons between changes in net asset value without considering sales charges, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 1 of 53 (1-year), 2 of 14 (5-year) and 2 of 9 (10-year) among income funds for the period ended 8/31/97. Past performance does not guarantee future results.


                        4 Oppenheimer Equity Income Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Equity Income Fund is for investors looking for income and growth from a fund seeking to preserve principal.

Sector Weightings(4)

                                [GRAPHIC OMITTED]


Financial          55.4%
Consumer
Non-Cyclical        13.3
Utility              8.6
Consumer Cyclical    6.3
Industrial           5.9
Energy               5.4
Basic Materials      5.1

What We Look For

o  Quality stocks to maintain performance in choppy  markets.

o Stocks that pay substantial dividends, along with fixed-income securities that generate income.

o Convertible securities to increase upside potential, but with income to help protect against the downside.

Top 10 Stock Holdings
(Percentage of net assets)
 ...............................................................
Chase Manhattan Corp.     5.6%   Washington Mutual Bank    2.8%
 ...............................................................
BankAmerica Corp.          4.4   Allstate Corp.             2.4
 ...............................................................
Philip Morris Cos.         4.4   First Chicago Corp.        2.4
 ...............................................................
First Union Corp.          4.3   RJR Nabisco                2.4
 ...............................................................
Citicorp                   4.3   BankBoston Corp.           2.4
 ...............................................................

3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1987. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

4. Portfolio is subject to change. Percentages are as of August 31, 1997 and are based on total market value of stock holdings.


                        5 Oppenheimer Equity Income Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform?

Oppenheimer Equity Income Fund's Class A shares had an annualized total rate of return, before sales charges, of 33.39% for the one-year period ended August 31, 1997.(1) In comparison, the Standard & Poor's 500 Index(2) was up 37.96% for the same period. Considering that only about half of the Fund was exposed to the volatility of common stocks, we believe our performance was quite strong. The rest of the Fund was invested in a variety of fixed-income securities as well as convertible bonds and convertible preferred stock.

What sectors of the stock market contributed the most to performance?

As for industries, the bank stocks were by far the Fund's largest industry holding, comprising on average 25% of the Fund's net assets during the period ended August 31, 1997. Rather than focusing on particular industries, we buy stocks that appear to be attractively priced, and in our opinion, banks have been attractive over the past three years. One of the themes in the banking industry is consolidation. Chase Manhattan Corp., the largest holding in the portfolio at the end of the period, completed a very successful merger with Chemical Bank, allowing them to cut costs substantially. Because of the merged company's strong earnings, the stock keeps doing well.

"We have
moderate
expectations for
the stock market
over the next
12 months."

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account. Past performance does not guarantee future results.

2. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors.


                        6 Oppenheimer Equity Income Fund

[PHOTO]

Portfolio Manager
John Doney

Even now, the stock appears, in our opinion, inexpensively priced. Another strong bank in the portfolio was BankAmerica Corp., which benefited from a strengthening California economy.

Besides banks, what other industries have worked out well?

The insurance industry has also been pretty good over the past year. Allstate Corp., widely regarded as one of the most prominent property/casualty insurers in the country, has produced strong returns for the Fund. In recent years, Allstate has increased its market position in the insurance industry. After Hurricane Andrew in 1992, a number of competitors left the business, so the industry became less competitive. As a result, the remaining property/casualty insurers were more profitable. Meanwhile, Allstate has cut costs and boosted profits.

Why do you own convertible securities, zero coupon Treasuries and foreign bonds?

Compared to dividend-paying stocks, investors typically get a higher income return from convertible bonds, as well as participating in some of the common stocks' appreciation. A second benefit of convertibles is that investors are protected to some degree from the downside risk of investing in equity securities. That is, the convertible generally will not fall the same percentage as the underlying common stock, under most conditions.


                        7 Oppenheimer Equity Income Fund

An interview with your Fund's manager

"We buy stocks
that appear to
be attractively
priced . . ."

      About 13% of the portfolio was invested in long-term zero coupon Treasury securities during the period. Zero coupon bonds pay no cash interest and, as a result, they sell at a steep discount to maturity value. Because the ultimate cash payoff on zero coupon bonds occurs at maturity, zero coupon bond prices tend to be more volatile than regular Treasury bonds with their semiannual interest payments. If interest rates go down, then zero coupon bonds generally perform better than regular Treasury bonds, but if interest rates rise, then zero coupon bonds generally underperform regular Treasury bonds.

      We usually buy foreign government bonds for income, where yields can be as high as 10% to 20%. We believe the credit risk for bonds issued by certain foreign governments in which the Fund invests is acceptable. However, as with all international investments, there are political and economic uncertainties, as well as currency and credit risk where the bonds are not denominated in dollars.

What is your outlook over the next several months?

Our current strategy is based upon our belief that we will experience a slow economy and falling interest rates. Given that the market has done so well, we have more moderate expectations for the stock market over the next six to twelve months. In such an environment, we have positioned the portfolio more defensively than the market as a whole. First, we tend to buy stocks that pay dividends.


                        8 Oppenheimer Equity Income Fund

In addition to buying dividend-paying stocks and convertible bonds, we are buying the stocks of companies with earnings we believe are more dependable. As a result, we would expect that these stocks may perform well in a sluggish economy.

      For example, we continue to believe that banks still represent excellent value. We are optimistic that bank earnings could continue to rise over the next few years, even in a slow economy. Some investors may believe that if interest rates go up, bank earnings go down because lending volume declines. But we believe that may not necessarily be true anymore because some banks are able to generate fees from money management, trust services and a growing number of activities unrelated to lending.

      Investors should understand that the market is vulnerable to disappointment. The current level of stock prices is based on an economy with moderate growth and little inflation. As a result, our expectations are more moderate over the next few years.

". . . and it just
so happens that
many banks
have been
attractive
over the past
three years."


                        9 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Investments August 31, 1997
--------------------------------------------------------------------------------

                                                                                                   Market Value
                                                                                       Shares       See Note 1
===============================================================================================================
Common Stocks--56.1%
---------------------------------------------------------------------------------------------------------------
Basic Materials--2.9%
---------------------------------------------------------------------------------------------------------------
Chemicals--0.8%
Dexter Corp.                                                                           400,000     $ 15,200,000
---------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                       100,000        8,850,000
                                                                                                 --------------
                                                                                                     24,050,000

---------------------------------------------------------------------------------------------------------------
Metals--0.3%
Reynolds Metals Co.                                                                    131,200        9,274,200
---------------------------------------------------------------------------------------------------------------
Paper--1.8%
Sonoco Products Co.                                                                    600,000       19,537,500
---------------------------------------------------------------------------------------------------------------
Union Camp Corp.                                                                       200,000       11,862,500
---------------------------------------------------------------------------------------------------------------
Westvaco Corp.                                                                         375,000       12,703,125
---------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                       250,000       14,437,500
                                                                                                 --------------
                                                                                                     58,540,625

---------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--3.5%
---------------------------------------------------------------------------------------------------------------
Autos & Housing--1.9%
Ford Motor Co.                                                                         300,000       12,900,000
---------------------------------------------------------------------------------------------------------------
General Motors Corp.                                                                   200,000       12,550,000
---------------------------------------------------------------------------------------------------------------
Prime Retail, Inc.(5)                                                                  592,200        8,549,887
---------------------------------------------------------------------------------------------------------------
Snap-On, Inc.                                                                          675,000       28,350,000
                                                                                                 --------------
                                                                                                     62,349,887

---------------------------------------------------------------------------------------------------------------
Retail: General--1.6%
Family Dollar Stores, Inc.                                                             700,000       14,875,000
---------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                                300,000       18,000,000
---------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                                    300,000       17,025,000
                                                                                                 --------------
                                                                                                     49,900,000

---------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--7.5%
---------------------------------------------------------------------------------------------------------------
Food--0.9%
SUPERVALU, Inc.                                                                        700,000       27,475,000
---------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--2.0%
American Home Products Corp.                                                           200,000       14,400,000
---------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                               400,000       30,400,000
---------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                      200,000       18,362,500
                                                                                                 --------------
                                                                                                     63,162,500

---------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.5%
United States Surgical Corp.                                                           476,500       15,694,719
---------------------------------------------------------------------------------------------------------------
Tobacco--4.1%
Philip Morris Cos., Inc.                                                             1,800,000       78,525,000
---------------------------------------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                                           1,213,000       42,227,562
---------------------------------------------------------------------------------------------------------------
UST, Inc.                                                                              400,000       11,550,000
                                                                                                 --------------
                                                                                                    132,302,562


                        10 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                   Market Value
                                                                                       Shares       See Note 1
---------------------------------------------------------------------------------------------------------------
Energy--3.0%
---------------------------------------------------------------------------------------------------------------
Oil-Integrated--3.0%
Elf Aquitaine SA, Sponsored ADR                                                        100,000     $  5,575,000
---------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                            200,000       14,550,000
---------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                             400,000        9,375,000
---------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co.                                                                 300,000       14,268,750
---------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares(5)                                                300,000       15,225,000
---------------------------------------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                                                        400,000       13,050,000
---------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                           200,000        7,812,500
---------------------------------------------------------------------------------------------------------------
USX-Marathon Group                                                                     500,000       16,281,250
                                                                                                 --------------
                                                                                                     96,137,500

---------------------------------------------------------------------------------------------------------------
Financial--31.1%
---------------------------------------------------------------------------------------------------------------
Banks--24.9%
Banc One Corp.                                                                         770,000       41,291,250
---------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                                                       700,000       31,237,500
---------------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                                    1,200,000       78,975,000
---------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                       505,636       42,030,993
---------------------------------------------------------------------------------------------------------------
Bankers Trust New York Corp.                                                           100,000       10,375,000
---------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                                            900,000      100,068,750
---------------------------------------------------------------------------------------------------------------
Citicorp                                                                               600,000       76,575,000
---------------------------------------------------------------------------------------------------------------
Commonwealth Bank, ADR(1)                                                              305,333        7,116,549
---------------------------------------------------------------------------------------------------------------
Crestar Financial Corp.                                                                550,000       24,578,125
---------------------------------------------------------------------------------------------------------------
First Chicago NBD Corp.                                                                600,000       43,050,000
---------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                    1,600,000       76,900,000
---------------------------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                                            400,000       25,775,000
---------------------------------------------------------------------------------------------------------------
Greenpoint Financial Corp.                                                             300,000       18,468,750
---------------------------------------------------------------------------------------------------------------
KeyCorp                                                                                400,000       24,250,000
---------------------------------------------------------------------------------------------------------------
Magna Group, Inc.                                                                      400,000       14,525,000
---------------------------------------------------------------------------------------------------------------
Mellon Bank Corp.                                                                      800,000       38,500,000
---------------------------------------------------------------------------------------------------------------
National City Corp.                                                                    500,000       28,250,000
---------------------------------------------------------------------------------------------------------------
PNC Bank Corp.                                                                         301,600       13,044,200
---------------------------------------------------------------------------------------------------------------
Signet Banking Corp.                                                                   400,000       20,725,000
---------------------------------------------------------------------------------------------------------------
Summit Bancorp                                                                         500,000       29,687,500
---------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                                840,000       50,295,000
                                                                                                 --------------
                                                                                                    795,718,617

---------------------------------------------------------------------------------------------------------------
Diversified Financial--2.5%
American Express Co.                                                                   500,000       38,875,000
---------------------------------------------------------------------------------------------------------------
American General Corp.                                                                 600,000       28,912,500
---------------------------------------------------------------------------------------------------------------
Capital One Financial Corp.                                                            300,000       11,550,000
                                                                                                 --------------
                                                                                                     79,337,500


                        11 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                                   Market Value
                                                                                       Shares       See Note 1
---------------------------------------------------------------------------------------------------------------
Insurance--3.7%
Allstate Corp.                                                                         600,000     $ 43,837,500
---------------------------------------------------------------------------------------------------------------
American States Financial Corp.                                                        550,000       25,746,875
---------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                                150,000       11,962,500
---------------------------------------------------------------------------------------------------------------
IPC Holdings Ltd.                                                                      419,000       12,308,125
---------------------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc.                                                        2,141,500       26,233,375
                                                                                                 --------------
                                                                                                    120,088,375

---------------------------------------------------------------------------------------------------------------
Industrial--3.3%
---------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.8%
AMP, Inc.                                                                              500,000       25,000,000
---------------------------------------------------------------------------------------------------------------
Industrial Services--0.4%
H & R Block, Inc.                                                                      300,000       11,775,000
---------------------------------------------------------------------------------------------------------------
Manufacturing--2.1%
Cooper Industries, Inc.                                                                163,333        8,707,691
---------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                   300,000       26,962,500
---------------------------------------------------------------------------------------------------------------
Tenneco, Inc.                                                                          365,300       17,739,881
---------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                              200,000       15,612,500
                                                                                                 --------------
                                                                                                     69,022,572

---------------------------------------------------------------------------------------------------------------
Utilities--4.8%
---------------------------------------------------------------------------------------------------------------
Electric Utilities--2.9%
Allegheny Power System, Inc.                                                           300,000        8,718,750
---------------------------------------------------------------------------------------------------------------
Central & South West Corp.                                                             500,000       10,343,750
---------------------------------------------------------------------------------------------------------------
DTE Energy Co.                                                                         300,000        8,887,500
---------------------------------------------------------------------------------------------------------------
Entergy Corp.                                                                          550,000       13,646,875
---------------------------------------------------------------------------------------------------------------
Florida Progress Corp.                                                                 500,000       16,093,750
---------------------------------------------------------------------------------------------------------------
New Century Energies, Inc.(2)                                                          200,000        8,075,000
---------------------------------------------------------------------------------------------------------------
Ohio Edison Co.                                                                        400,000        8,800,000
---------------------------------------------------------------------------------------------------------------
Potomac Electric Power Co.                                                             400,000        9,075,000
---------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                                    300,000       10,462,500
                                                                                                 --------------
                                                                                                     94,103,125

---------------------------------------------------------------------------------------------------------------
Gas Utilities--0.2%
Pacific Enterprises                                                                    150,000        4,940,625
---------------------------------------------------------------------------------------------------------------
Telephone Utilities--1.7%
GTE Corp.                                                                              550,000       24,509,375
---------------------------------------------------------------------------------------------------------------
Portugal Telecom SA, Sponsored ADR                                                     410,000       15,067,500
---------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                               300,000       16,312,500
---------------------------------------------------------------------------------------------------------------
                                                                                                     55,889,375
                                                                                                 --------------
Total Common Stocks (Cost $951,298,010)                                                           1,794,762,182


                        12 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                                   Market Value
                                                                                       Shares       See Note 1
===============================================================================================================
Preferred Stocks--3.7%
---------------------------------------------------------------------------------------------------------------
American Heritage Life Investment Corp., 8.50% Cv. Preferred(2)                         35,000     $  2,082,500
---------------------------------------------------------------------------------------------------------------
Armco, Inc., $3.625 Cv. Cum.                                                           200,000       10,025,000
---------------------------------------------------------------------------------------------------------------
Banco Commercial Portuguese International Bank Ltd.,
8% Cv. Preferred Stock, Series A                                                       396,000       27,423,000
---------------------------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp., 9.125%
Non-Cum. Exchangeable Preferred, Series A, Non-Vtg.                                     55,000        1,443,750
---------------------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc. $3.75 Cv., Series B                                180,000       10,282,500
---------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Trust, 9% Preferred Securities                                1,600,000        1,660,000
---------------------------------------------------------------------------------------------------------------
Golden State Bancorp., 8.75% Cv. Preferred Stock, Series A                             175,000       12,250,000
---------------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 7.25% Cv. Cum., Non-Vtg.(1)(3)                                50,906        6,566,874
---------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                                    50,000        2,668,750
---------------------------------------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling
the holder to exchange ExCaps for ordinary shares of the Bank)(4)                      590,000       16,851,875
---------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp., $3.875 Cv. Cum.(1)                                         400,000       22,350,000
---------------------------------------------------------------------------------------------------------------
Sovereign Bancorp, Inc., 6.25% Cv., Series B                                            36,500        3,440,125
                                                                                                 --------------
Total Preferred Stocks (Cost $96,024,664)                                                           117,044,374

===============================================================================================================
Other Securities--5.8%
---------------------------------------------------------------------------------------------------------------
Allstate Corp., $2.30 Debt Exchangeable for Common
Stock of PMI Group, Inc.                                                               111,000        5,397,375
---------------------------------------------------------------------------------------------------------------
American General Delaware, LLC, $3.00 Cv. Monthly
Income Preferred Securities, Series A                                                   75,000        4,860,937
---------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co., 9% Exchangeable Nts. for Common
Stock of Lyondell Petrochemical Co., 9/15/97                                           400,000        9,500,000
---------------------------------------------------------------------------------------------------------------
Browning-Ferris Industries, Inc., 7.25% Cv. Automatic
Common Stock Exchangeable Securities                                                   225,000        7,439,062
---------------------------------------------------------------------------------------------------------------
Corning Delaware LP, 6% Cv. Monthly Income
Preferred Securities                                                                   150,000       12,450,000
---------------------------------------------------------------------------------------------------------------
Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
Preferred Securities(1)                                                                250,000       11,437,500
---------------------------------------------------------------------------------------------------------------
Enron Corp., 6.25% Cv. Automatic Common Exchangeable
Securities, Redeemable into Enron Oil & Gas Co. Common Stock                           270,000        6,193,125
---------------------------------------------------------------------------------------------------------------
Hollinger International, Inc., 9.75% Cv. Preferred Redeemable
Increased Dividend Equity Securities, 8/1/00                                           800,000        9,550,000
---------------------------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common Exchange
Securities, Exchangeable for Time Warner, Inc.
Common Stock, 7/1/00                                                                   175,800        8,921,850
---------------------------------------------------------------------------------------------------------------
James River Corp. of Virginia, Depositary Shares each
representing a one-hundredth interest in a share of Series P,
9% Cum. Cv. Preferred Stock, Dividend Enhanced Convertible Stock                       700,000       26,687,500
---------------------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8.75% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                                   135,000        3,872,813


                        13 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                                   Market Value
                                                                                       Shares       See Note 1
===============================================================================================================
Other Securities  (continued)
---------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Cv. Structured Yield Product
Exchangeable for Common Stock of Cox
Communications, Inc., 6/1/99                                                           500,000     $ 12,375,000
---------------------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income
Preferred Securities, Non.Vtg.(1)                                                      200,000       11,175,000
---------------------------------------------------------------------------------------------------------------
Salomon, Inc., 7.625% Cv. Preferred, Debt Exchangeable for
Common Stock of Financial Security Assurance Holdings Ltd.                             460,000       16,215,000
---------------------------------------------------------------------------------------------------------------
SBC Communications, Inc., 7.75% Debt Exchangeable
for Common Stock                                                                       500,000       22,000,000
---------------------------------------------------------------------------------------------------------------
U S West, Inc., 7.625% Cv. Debt Exchangeable for Common
Stock of Enhance Financial Services Group, Inc.                                        415,000       17,689,375
                                                                                                 --------------
Total Other Securities (Cost $144,917,500)                                                          185,764,537

                                                                                   Units
===============================================================================================================
Rights, Warrants and Certificates--0.0%
---------------------------------------------------------------------------------------------------------------
Venezuela Oil Linked Wts., Exp. 4/20 (Cost $0)                                           7,140               --

                                                                                   Face
                                                                                  Amount(5)
===============================================================================================================
U.S. Government Obligations--13.3%
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, Zero Coupon:
6.941%, 5/15/21(6)                                                                $900,000,000      182,860,977
7.201%, 8/15/08(6)                                                                 150,000,000       73,691,986
7.221%, 8/15/20(6)                                                                 800,000,000      170,948,731
                                                                                                 --------------
Total U.S. Government Obligations (Cost $404,708,154)                                               427,501,694

===============================================================================================================
Foreign Government Obligations--3.3%
---------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Past Due Interest Bonds,
Series L, 6.75%, 3/31/05(7)                                                          6,305,000        6,009,453
---------------------------------------------------------------------------------------------------------------
Bonos de la Tesoreria de la Federacion, Zero Coupon:
22.50%, 5/7/98(6)(MXP)                                                             121,441,670       13,540,973
28.213%, 9/4/97(6)(MXP)                                                             48,667,190        6,240,314
---------------------------------------------------------------------------------------------------------------
Canada (Government of) Bonds, 7.50%, 9/1/00(CAD)                                    19,460,000       14,971,559
---------------------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(8)                                9,000,000        9,399,375
---------------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of) Jordan Disc. Bonds,
6.75%, 12/23/23(7)                                                                   1,250,000        1,040,625
---------------------------------------------------------------------------------------------------------------
New South Wales State Bank Bonds, 9.25%, 2/18/03(AUD)                                9,900,000        8,127,780
---------------------------------------------------------------------------------------------------------------
Peru (Republic of) Past Due Interest Bonds, 4%, 3/7/17(7)                              350,000          229,688
---------------------------------------------------------------------------------------------------------------
Poland (Republic of) Bonds, 16%, 10/12/98(PLZ)                                      14,450,000        3,834,170
---------------------------------------------------------------------------------------------------------------
Quebec, Canada (Province of) Debs., 10.25%, 4/7/98(CAD)                             10,000,000        7,479,526
---------------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts.,
8%, 8/14/01(AUD)                                                                    33,650,000       26,564,286
---------------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05(ZAR)                                                       15,100,000        2,895,434
12.50%, 1/15/02ZAR                                                                  12,460,000        2,517,536


                        14 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     Face          Market Value
                                                                                    Amount(5)       See Note 1
===============================================================================================================
Foreign Government Obligations  (continued)
---------------------------------------------------------------------------------------------------------------
South Australia (Government of) Bonds, 9%, 9/23/02(AUD)                              3,000,000     $  2,430,033
---------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series W-A,
6.812%, 3/31/20(7)                                                                   1,000,000          906,250
                                                                                                 --------------
Total Foreign Government Obligations (Cost $104,002,025)                                            106,187,002

===============================================================================================================
Non-Convertible Corporate Bonds and Notes--4.9%
---------------------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                            3,000,000        3,168,750
---------------------------------------------------------------------------------------------------------------
Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(7)                    5,000,000        7,640,280
---------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                               2,500,000        2,762,500
---------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts., 11/1/06(9)                 2,800,000        1,960,000
---------------------------------------------------------------------------------------------------------------
CalEnergy, Inc., 9.50% Sr. Nts., 9/15/06                                             1,180,000        1,265,550
---------------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                              4,350,000        4,687,125
---------------------------------------------------------------------------------------------------------------
Calpine Corp., 9.25% Sr. Nts., 2/1/04                                                  820,000          835,375
---------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Nts., 4/15/06                                    4,000,000        3,970,000
---------------------------------------------------------------------------------------------------------------
Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                                       6,000,000        6,675,000
---------------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                                  6,350,000        6,635,750
---------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                       6,000,000        6,540,000
---------------------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 8.875% Sr. Nts., Series B, 3/15/03                        5,850,000        6,171,750
---------------------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06                      5,000,000        5,200,000
---------------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03                      6,190,000        6,809,000
---------------------------------------------------------------------------------------------------------------
Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                   4,500,000        4,792,500
---------------------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07                    3,000,000        3,060,000
---------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05                         7,000,000        7,315,000
---------------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub.
Nts., 2/1/06                                                                         5,000,000        5,200,000
---------------------------------------------------------------------------------------------------------------
Lenfest Communications, Inc., 8.375% Sr. Unsec. Nts., 11/1/05                        6,000,000        5,910,000
---------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 11.25% Sr. Sub. Nts.,
Series A, 4/15/04                                                                    7,095,000        7,910,925
---------------------------------------------------------------------------------------------------------------
Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub.
Disc. Nts., 8/1/03(9)                                                                3,750,000        3,672,637
---------------------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                        9,000,000        9,461,250
---------------------------------------------------------------------------------------------------------------
Rowan Cos., Inc., 11.875% Sr. Nts., 12/1/01                                          5,302,000        5,606,865
---------------------------------------------------------------------------------------------------------------
Sun Media Corp., 9.50% Sr. Sub. Nts., 2/15/07                                          800,000          828,000
---------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
10.125% Sr. Sub. Nts., 3/1/05                                                        5,000,000        5,500,000
8.625% Sr. Sub. Nts., 1/15/07                                                        2,000,000        2,062,500
---------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A,12/1/11(1)                       2,463,957        2,143,643
---------------------------------------------------------------------------------------------------------------
Viacom International, Inc., 10.25% Sr. Sub. Nts., 9/15/01                           12,000,000       12,974,183
---------------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc.:
8.75% Sr. Nts., 12/15/01                                                             6,000,000        6,225,000
9.375% Sr. Sub. Debs., 12/15/05                                                      2,000,000        2,095,000
---------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 9.375% Sr. Nts., 1/15/04                                             7,408,600        7,899,420
                                                                                                 --------------
Total Non-Convertible Corporate Bonds and Notes (Cost $147,042,015)                                 156,978,003


                        15 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                     Face          Market Value
                                                                                    Amount(5)       See Note 1
===============================================================================================================
Convertible Corporate Bonds and Notes--2.9%
---------------------------------------------------------------------------------------------------------------
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                             $ 10,000,000   $   10,187,500
---------------------------------------------------------------------------------------------------------------
Apple Computer, Inc., 6% Cv. Sub. Nts., 6/1/01                                      10,500,000       10,644,375
---------------------------------------------------------------------------------------------------------------
Box Energy Corp., 8.25% Cv. Sub. Nts., 12/1/02                                       5,000,000        5,000,000
---------------------------------------------------------------------------------------------------------------
Inco Ltd.:
5.75% Cv. Debs., 7/1/04                                                              9,700,000       11,045,875
7.75% Cv. Debs., 3/15/16                                                             9,800,000       10,020,500
---------------------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc., 5.50% Cv. Sub.
Nts., 6/1/02                                                                         7,000,000        6,107,500
---------------------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon Exchangeable
Sub. Debs., 1.214%, 10/30/15(1)(6)                                                  19,500,000        9,993,750
---------------------------------------------------------------------------------------------------------------
Oryx Energy Co., 7.50% Cv. Sub. Debs., 5/15/14                                       7,000,000        7,105,000
---------------------------------------------------------------------------------------------------------------
Platinum Technology, Inc., 6.75% Cv. Sub. Nts., 11/15/01                             4,100,000        7,410,750
---------------------------------------------------------------------------------------------------------------
Stone Container Corp., 8.875% Cv. Sr. Sub. Nts., 7/15/00                             3,000,000        4,706,250
---------------------------------------------------------------------------------------------------------------
VLSI Technology, Inc., 8.25% Cv. Sub. Nts., 10/1/05                                 11,800,000       12,154,000
                                                                                                 --------------
Total Convertible Corporate Bonds and Notes (Cost $81,685,268)                                       94,375,500

===============================================================================================================
Structured Instruments--0.0%
---------------------------------------------------------------------------------------------------------------
CS First Boston Corp. Argentina Structured Product Asset Return Trust
Certificates, 9.40%, 9/1/97 [representing debt of Argentina (Republic of) Bonos del Tesoro Bonds, Series II, 5.83%, 9/1/97 and an interest rate swap between
Credit Suisse Financial Products and the Trust] (Cost $571,429)(8)                     571,428          571,028

===============================================================================================================
Short-Term Notes--4.7%
---------------------------------------------------------------------------------------------------------------
CIT Group Holdings, Inc., 5.50%, 9/3/97(10)                                         50,000,000       49,984,722
---------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.50%, 9/17/97(10)                                  50,000,000       49,877,778
---------------------------------------------------------------------------------------------------------------
Household Finance Corp., 5.52%, 9/3/97(10)                                          50,000,000       49,984,667
                                                                                                 --------------
Total Short-Term Notes (Cost $149,847,167)                                                          149,847,167

===============================================================================================================
Repurchase Agreements--5.5%
---------------------------------------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.55%, dated 8/29/97, to be repurchased at $176,508,780 on 9/2/97, collateralized by U.S. Treasury Bonds,
7.25%-11.25%, 2/15/03-8/15/19, with a value of $168,306,516 and U.S. Treasury
Nts., 5.875%, 10/31/98, with a value of $11,793,435
(Cost $176,400,000)                                                                176,400,000      176,400,000
---------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,256,496,231)                                        100.2%    3,209,431,487
---------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                     (0.2)      (7,910,605)
                                                                                   -----------   --------------
Net Assets                                                                               100.0%  $3,201,520,882
                                                                                   ===========   ==============


                        16 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $70,783,316 or 2.21% of the Fund's net assets, at August 31, 1997.

2. Non-income producing security.

3. Interest or dividend is paid in kind.

4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

5. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD -- Australian Dollar              PLZ -- Polish Zloty
CAD -- Canadian Dollar                ZAR -- South African Rand
MXP -- Mexican Peso

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Represents the current interest rate for a variable rate security.

8. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 1997. There were no affiliate securities as of August 31, 1997. Transactions during the period in which the issuer was an affiliate are as follows:

                                  Shares                             Shares
                                  August 31,  Gross      Gross       August 31, Dividend
                                  1996        Additions  Reductions  1997       Income
--------------------------------------------------------------------------------------
Santa Fe Energy Resources, Inc.,
8.25% Dividend Enhanced
Convertible Stock                 805,000     --         805,000     --         $294,630

See accompanying Notes to Financial Statements.


                        17 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities August 31, 1997
--------------------------------------------------------------------------------

==============================================================================================
Assets
Investments, at value(cost $2,256,496,231)--see accompanying statement          $3,209,431,487
----------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency exchange contracts--Note 5          45,571
----------------------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                              14,210,143
Shares of beneficial interest sold                                                   2,715,160
Investments sold                                                                       174,417
Closed forward foreign currency exchange contracts                                      57,986
----------------------------------------------------------------------------------------------
Other                                                                                   70,430
                                                                                --------------
Total assets                                                                     3,226,705,194

==============================================================================================
Liabilities
Bank overdraft                                                                       2,706,156
----------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency exchange contracts--Note 5         176,042
----------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                              11,390,355
Investments purchased                                                                8,534,019
Distribution and service plan fees                                                   1,099,067
Shareholder reports                                                                    610,790
Closed forward foreign currency exchange contracts                                     254,828
Transfer and shareholder servicing agent fees                                          188,668
Trustees' fees                                                                           7,410
Other                                                                                  216,977
                                                                                --------------
Total liabilities                                                                   25,184,312

==============================================================================================
Net Assets                                                                      $3,201,520,882
                                                                                ==============

==============================================================================================
Composition of Net Assets
Paid-in capital                                                                 $2,079,711,486
----------------------------------------------------------------------------------------------
Undistributed net investment income                                                 18,883,337
----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions     150,225,211
----------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                      952,700,848
                                                                                --------------
Net assets                                                                      $3,201,520,882
                                                                                ==============


                        18 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

==============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,721,671,770 and 192,764,206 shares of beneficial interest outstanding)               $14.12
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                $14.98

----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$431,481,249 and 30,788,852 shares of beneficial interest outstanding)                  $14.01

----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$48,367,863 and 3,450,666 shares of beneficial interest outstanding)                    $14.02

See accompanying Notes to Financial Statements


                        19 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

==============================================================================================
Investment Income
Interest                                                                        $   76,575,702
----------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                              59,769,436
Affiliated companies                                                                   294,630
                                                                                --------------
Total income                                                                       136,639,768

==============================================================================================
Expenses
Management fees--Note 4                                                             14,800,449
----------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                              4,746,883
Class B                                                                              3,437,105
Class C                                                                                243,495
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                2,968,029
----------------------------------------------------------------------------------------------
Shareholder reports                                                                  1,207,169
----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                            183,023
----------------------------------------------------------------------------------------------
Legal and auditing fees                                                                 89,768
----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                             81,511
----------------------------------------------------------------------------------------------
Other                                                                                   86,624
                                                                                --------------
Total expenses                                                                      27,844,056

==============================================================================================
Net Investment Income                                                              108,795,712

==============================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                        156,623,918
Closing and expiration of options written                                               18,500
Foreign currency transactions                                                         (469,976)
                                                                                --------------
Net realized gain                                                                  156,172,442

----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                        528,174,101
Translation of assets and liabilities denominated in foreign currencies             (3,863,950)
                                                                                --------------
Net change                                                                         524,310,151
                                                                                --------------
Net realized and unrealized gain                                                   680,482,593

==============================================================================================
Net Increase in Net Assets Resulting from Operations                            $  789,278,305
                                                                                ==============

See accompanying Notes to Financial Statements.


                        20 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    Year Ended
                                                                                Year Ended August 31,               June 30,
                                                                                1997              1996(1)           1996
====================================================================================================================================
Operations
Net investment income                                                           $   108,795,712   $    17,326,356   $   100,321,496
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                   156,172,442        14,519,814        71,806,904
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
or depreciation                                                                     524,310,151       (39,753,931)      206,616,780
                                                                                ---------------   ---------------   ----------------
Net increase(decrease) in net assets resulting
from operations                                                                     789,278,305        (7,907,761)      378,745,180

====================================================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                             (90,387,132)               --       (88,933,508)
Class B                                                                              (9,876,167)               --        (7,653,335)
Class C                                                                                (666,754)               --           (81,369)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                             (74,843,781)               --       (45,033,840)
Class B                                                                              (9,970,652)               --        (4,472,521)
Class C                                                                                (386,132)               --           (15,717)

====================================================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                              85,811,376       (23,541,609)       35,013,412
Class B                                                                              99,076,120         8,288,875        70,965,886
Class C                                                                              36,069,145         1,564,603         5,782,628

====================================================================================================================================
Net Assets
Total increase (decrease)                                                           824,104,328       (21,595,892)      344,316,816
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               2,377,416,554     2,399,012,446     2,054,695,630
                                                                                ---------------   ---------------   ----------------
End of period(including undistributed
net investment income of $18,883,337,
$10,933,236 and $2,274,563, respectively)                                       $ 3,201,520,882   $ 2,377,416,554   $ 2,399,012,446
                                                                                ===============   ===============   ================

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

See accompanying Notes to Financial Statements.


                        21 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                               Class A
                                               ----------------------------------------------------------------


                                               Year Ended August 31,    Year Ended June 30,
                                               1997      1996(2)        1996       1995       1994       1993
=================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $11.36     $11.39        $10.25      $9.44     $10.01      $9.15
-----------------------------------------------------------------------------------------------------------------
Income (loss)from investment operations:
Net investment income                             .47        .09           .50        .50        .47        .50
Net realized and
unrealized gain (loss)                           3.17       (.12)         1.36        .92       (.39)       .99
                                              -------    -------       -------    -------    -------    -------
Total income (loss) from
investment operations                            3.64       (.03)         1.86       1.42        .08       1.49

-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                           (.48)        --          (.48)      (.48)      (.47)      (.48)
Dividends in excess of net
investment income                                  --         --            --         --       (.01)        --
Distributions from net realized gain             (.40)        --          (.24)      (.13)      (.12)      (.15)
Distributions in excess of net
realized gains                                     --         --            --         --       (.05)        --
                                              -------    -------       -------    -------    -------    -------
Total dividends and distributions
to shareholders                                  (.88)        --          (.72)      (.61)      (.65)      (.63)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $14.12     $11.36        $11.39     $10.25      $9.44     $10.01
                                               ======     ======        ======     ======      =====     ======

=================================================================================================================
Total Return, at Net Asset Value(4)             33.39%     (0.26)%       18.61%     15.66%      0.65%     16.76%

=================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in millions)                                  $2,722     $2,110        $2,141     $1,893     $1,773     $1,790
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $2,446     $2,109        $2,054     $1,798     $1,832     $1,658
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            3.97%      3.28%(5)      4.51%      5.15%      4.72%      5.12%
Expenses                                         0.88%      0.94%(5)      0.89%      0.96%      0.90%      0.79%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       23.7%      13.5%         42.9%      45.7%      30.4%      59.0%
Average brokerage
commission rate(7)                            $0.0592    $0.0587       $0.0592         --         --         --

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.


                        22 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Class B
                                                 -----------------------------------------------------


                                                 Year Ended August 31,    Year Ended June 30,
                                                 1997      1996(2)        1996        1995      1994(3)
===========================================================================================================
Per Share Operating Data:
Net asset value, beginning of period             $11.29     $11.33        $10.21      $9.40     $10.22
-----------------------------------------------------------------------------------------------------------
Income (loss)from investment operations:
Net investment income                               .37        .07           .41        .43        .36
Net realized and
unrealized gain (loss)                             3.13       (.11)         1.35        .91       (.58)
                                                -------    -------       -------    -------    -------
Total income (loss) from
investment operations                              3.50       (.04)         1.76       1.34       (.22)

-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             (.38)        --          (.40)      (.40)      (.42)
Dividends in excess of net
investment income                                    --         --            --         --       (.01)
Distributions from net realized gain               (.40)        --          (.24)      (.13)      (.12)
Distributions in excess of net
realized gains                                       --         --            --         --       (.05)
                                                -------    -------       -------    -------    -------
Total dividends and distributions
to shareholders                                    (.78)        --          (.64)      (.53)      (.60)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $14.01     $11.29        $11.33     $10.21      $9.40
                                                 ======     ======        ======     ======      =====

===========================================================================================================
Total Return, at Net Asset Value(4)               32.17%     (0.35)%       17.58%     14.87%     (2.35)%

===========================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in millions)                                      $431       $260          $252       $161        $88
-----------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $344       $255          $208       $122        $47
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              3.16%      2.48%(5)      3.68%      4.34%      3.99%(5)
Expenses                                           1.69%      1.76%(5)      1.72%      1.79%      1.82%(5)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         23.7%      13.5%         42.9%      45.7%      30.4%
Average brokerage
commission rate(7)                              $0.0592    $0.0587       $0.0592         --         --

                                                   Class C
                                                   -------------------------------
                                                                          Period
                                                                          Ended
                                                   Year Ended August 31,  June 30,
                                                   1997      1996(2)      1996(1)
==================================================================================
Per Share Operating Data:
Net asset value, beginning of period               $11.30     $11.35        $10.76
----------------------------------------------------------------------------------
Income (loss)from investment operations:
Net investment income                                 .40        .07           .28
Net realized and
unrealized gain (loss)                               3.12       (.12)          .88
                                                  -------    -------       -------
Total income (loss) from
investment operations                                3.52       (.05)         1.16

----------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                               (.40)        --          (.33)
Dividends in excess of net
investment income                                      --         --            --
Distributions from net realized gain                 (.40)        --          (.24)
Distributions in excess of net
realized gains                                         --         --            --
                                                  -------    -------       -------
Total dividends and distributions
to shareholders                                      (.80)        --          (.57)
----------------------------------------------------------------------------------
Net asset value, end of period                     $14.02     $11.30        $11.35
                                                   ======     ======        ======

==================================================================================
Total Return, at Net Asset Value(4)                 32.31%     (0.44)%       10.50%

==================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in millions)                                         $48         $7            $6
----------------------------------------------------------------------------------
Average net assets (in millions)                      $25         $7            $3
----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                3.15%      2.55%(5)      3.53%(5)
Expenses                                             1.69%      1.79%(5)      1.81%(5)
----------------------------------------------------------------------------------
Portfolio turnover rate(6)                           23.7%      13.5%         42.9%
Average brokerage
commission rate(7)                                $0.0592    $0.0587       $0.0592

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $717,104,040 and $599,983,689, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.


                        23 Oppenheimer Equity Income Fund

-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


                        24 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
Therefore, no federal income tax provision is required.

-------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

      During the year ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $84,443, a decrease in accumulated net realized gain on investments of $12,734, and a decrease in paid-in capital of $71,709.


                        25 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies  (continued)

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Year Ended August 31, 1997    Period Ended August 31, 1996(2)   Year Ended June 30, 1996(1)
                         --------------------------    ------------------------          --------------------------
                         Shares       Amount           Shares      Amount                Shares       Amount
-------------------------------------------------------------------------------------------------------------------
Class A:
Sold                     22,312,307   $ 286,390,507    3,550,795   $ 40,479,520          20,146,940   $ 223,283,409
Dividends and
distributions
reinvested               12,636,963     155,744,291           --             --          11,433,753     125,568,723
Redeemed                (27,925,816)   (356,323,422)  (5,703,125)   (64,021,129)        (28,310,542)   (313,838,720)
                         ----------   -------------    ---------   ------------          ----------   -------------
Net increase(decrease)    7,023,454   $  85,811,376   (2,152,330)  $(23,541,609)          3,270,151   $  35,013,412
                         ==========   =============    =========   ============          ==========   =============

Class B:
Sold                      9,869,512   $ 126,478,575    1,234,485   $ 13,913,799           8,424,677   $  92,863,112
Dividends and
distributions
reinvested                1,509,887      18,517,384           --             --           1,014,528      11,086,597
Redeemed                 (3,589,063)    (45,919,839)    (503,549)    (5,624,924)         (2,987,292)    (32,983,823)
                         ----------   -------------    ---------   ------------          ----------   -------------
Net increase              7,790,336   $  99,076,120      730,936   $  8,288,875           6,451,913   $  70,965,886
                         ==========   =============    =========   ============          ==========   =============

Class C:
Sold                      3,032,244   $  39,122,283      153,840   $  1,732,419             523,531   $   5,887,218
Dividends and
distributions
reinvested                   81,260       1,020,485           --             --               8,456          94,181
Redeemed                   (315,866)     (4,073,623)     (14,976)      (167,816)            (17,823)       (198,771)
                         ----------   -------------    ---------   ------------          ----------   -------------
Net increase              2,797,638   $  36,069,145      138,864   $  1,564,603             514,164   $   5,782,628
                         ==========   =============    =========   ============          ==========   =============

1. For the year ended June 30, 1996 for Class A and Class B shares and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class C shares.
2. The Fund changed its fiscal year end from June 30 to August 31.


                        26 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1997, net unrealized appreciation on investments of $952,935,256 was composed of gross appreciation of $962,664,064, and gross depreciation of $9,728,808.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed 1.5% of the first $30 million of average annual net assets of the Fund, plus 1% of average annual net assets in excess of $30 million.

      For the year ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $5,179,851, of which $1,573,826 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $4,076,061 and $367,675, respectively, of which $344,565 and $8,473, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1997, OFDI received contingent deferred sales charges of $477,296 and $5,172 upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

      OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

      The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended August 31, 1997, OFDI paid $317,169 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

      The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares.


                        27 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates  (continued)

Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI paid $55,838 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $2,803,497 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1997, OFDI had incurred unreimbursed expenses of $9,440,081 for Class B.

      The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI retained $208,411 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1997, OFDI had incurred unreimbursed expenses of $653,557 for Class C.

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

      The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund gen erally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

      Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

      Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                        28 Oppenheimer Equity Income Fund
g

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      At August 31, 1997, the Fund had outstanding forward contracts to sell foreign currencies as follows:

                            Expiration  Contract       Valuation as of  Unrealized    Unrealized
Contracts to Sell           Date        Amount (000s)  August 31, 1997  Appreciation  Depreciation
--------------------------------------------------------------------------------------------------
German Deutsche Mark (DEM)  9/15/97       7,700 DEM    $ 4,258,383      $    --       $ 98,099
Mexican Peso (MXP)          9/29/97       4,330 MXP        549,735           --             33
Mexican Peso (MXP)          10/2/97     149,511 MXP     18,956,844       45,571             --
South African Rand (ZAR)    9/25/97      25,419 ZAR      5,378,504           --         77,910
                                                                        -------       --------
                                                                        $45,571       $176,042
                                                                        =======       ========

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                        29 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Option Activity  (continued)

Written option activity for the year ended August 31, 1997 was as follows:

                                  Call Options              Put Options
                                  ---------------------     --------------------
                                  Number of   Amount of     Number of  Amount of
                                  Options     Premiums      Options    Premiums
--------------------------------------------------------------------------------
Options outstanding at
August 31, 1996                       --      $     --          --     $    --
Options written                    1,850        29,600       1,850       55,500
Options closed or expired         (1,850)      (29,600)     (1,850)     (55,500)
                                  ------      --------      ------     --------
Options outstanding at
August 31, 1997                       --      $     --          --     $     --
                                  ======      ========      ======     ========

================================================================================
7. Illiquid and Restricted Securities

At August 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1997 was $9,970,403, which represents 0.31% of the Fund's net assets.

                                                     Acquisition  Cost      Valuation Per Unit
Security                                             Date         Per Unit  As of August 31, 1997
-------------------------------------------------------------------------------------------------
CS First Boston Corp. Argentina Structured Product
Asset Return Trust Certificates, 9.40%, 9/1/97       9/7/94       100.00%    99.93%
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09   4/16/97       99.93    104.44


                        30 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Equity Income Fund as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes net assets for the year then ended, for the two-months ended August 31, 1996 and the year ended June 30, 1996, and the financial highlights for the period July 1, 1992 to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund at August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Denver, Colorado
September 22, 1997


                        31 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Distributions of $0.5226, $0.4953 and $0.4985 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 20, 1996, of which, for each class of shares, $0.4026 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

      Dividends paid by the Fund during the year ended August 31, 1997 which are not designated as capital gain distributions should be multiplied by 45.40% to arrive at the net amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


                        32 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Shareholder Meeting (Unaudited)
--------------------------------------------------------------------------------

================================================================================
On July 16, 1997, a shareholder meeting was held at which the eleven Trustees identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning September 1, 1996 was ratified (Proposal No. 1), the proposed change to certain of the Fund's fundamental investment policies were approved (Proposal No. 2), the Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 3), the Fund's Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No.
4), and the Fund's Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 5) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                               Withheld/                          Broker
Nominee/Proposal            For                Against           Abstain          Non-Votes     Total
---------------------------------------------------------------------------------------------------------------
Trustees
Robert G. Avis               122,710,693.186   3,033,873.574                      1,969,712     125,744,566.760
William A. Baker             121,262,782.406   4,481,784.354                      1,969,712     125,744,566.760
Charles Conrad, Jr.          122,873,460.508   2,871,106.252                      1,969,712     125,744,566.760
Jon S. Fossel                121,772,848.105   3,971,718.655                      1,969,712     125,744,566.760
Sam Freedman                 122,711,839.062   3,032,727.698                      1,969,712     125,744,566.760
Raymond J. Kalinowski        121,893,986.740   3,850,580.020                      1,969,712     125,744,566.760
C. Howard Kast               122,397,483.606   3,347,083.154                      1,969,712     125,744,566.760
Robert M. Kirchner           121,705,189.387   4,039,377.373                      1,969,712     125,744,566.760
Bridget A. Macaskill         122,699,426.391   3,045,140.369                      1,969,712     125,744,566.760
Ned M. Steel                 121,502,182.081   4,242,384.679                      1,969,712     125,744,566.760
James C. Swain               122,679,080.441   3,065,486.319                      1,969,712     125,744,566.760
Proposal No. 1               117,160,758.715   2,861,590.825     6,290,445.725    1,969,710     126,312,795.265
Proposal No. 2                94,830,125.636   7,765,180.357     8,832,185.668   13,209,161     111,427,491.661
Proposal No. 3               114,160,848.019   3,584,531.460     8,819,706.396    1,969,721     126,565,085.875
Proposal No. 4                15,332,103.823     552,803.651     1,096,180.209      262,526      16,981,087.683
Proposal No. 5                 1,446,599.595      32,570.567       237,643.945      270,584       1,716,814.107


                        33 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
Oppenheimer Equity Income Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Vice President, Treasurer and
                          Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         John P. Doney, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Equity Income Fund. This report must be preceded by a Prospectus of Oppenheimer Equity Income Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                        34 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

==========================================================================================
Real Asset Funds
--------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund       Quest Small Cap Value Fund     Global Fund
Enterprise Fund               Capital Appreciation Fund(1)   Quest Global Value Fund
International Growth Fund     Quest Capital Value Fund       Disciplined Value Fund
Discovery Fund                Growth Fund                    Quest Value Fund

==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &          Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                   Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund  Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund             Equity Income Fund

==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
High Yield Fund               Strategic Income Fund           Limited-Term Government Fund
                              Bond Fund

==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund     Municipal Fund

==========================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------
Money Market Fund             Cash Reserves

==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                   Balanced Fund                   Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


                       35 Oppenheimer Equity Income Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a
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checking or savings account, you can use the Telephone Transactions number to
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      For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account information
-------------------------------
   www.oppenheimerfunds.com
-------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
-------------------------------
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-------------------------------

Account Transactions
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Sat 10am-4pm ET
-------------------------------
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-------------------------------

PhoneLink
24-hr automated information
and automated transactions
-------------------------------
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-------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET
-------------------------------
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-------------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments
-------------------------------
   1-800-835-3104
-------------------------------

                                                     [LOGO] OppenheimerFunds(SM)
                                                               Distributor, Inc.

RA0300.001.0897  October 30, 1997